Financial risk management - Capital risk management (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Financial risk management
Total borrowings	¥ 85,938	¥ 105,343
Add: Convertible note		19,506
Less: Cash and cash equivalents	(42,836)	(62,336)
Restricted cash	(1,012)
Net debt	42,090	62,513
Total equity	9,346	33,629	¥ (125,880)	¥ (186,422)
Total capital	¥ 51,436	¥ 96,142
Gearing ratio	81.83%	64.26%